Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2021
Wag Labs, Inc.
Schedule of property and equipment, net

Property and equipment, net, consists of the following (in thousands):

	As of December 31,
	2021	2020
Equipment	$136	$130
Leasehold improvements	—	75
Capitalized software	460	460
Total property and equipment	596	665
Less: accumulated depreciation and amortization	506	385
Property and equipment, net	$90	$280